 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     June 17, 2010

FLINT TELECOM GROUP, INC.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 500 Overland Park, KS 66210
----------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)   (Zip Code)

(561) 962 – 0230
-----------------------------------------------------------------
(Registrant’s Telephone Number, including area code)

---------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 17, 2010, Flint Telecom Group, Inc. (“Flint” or the “Company”) entered into a Reserve Equity Financing Agreement (the “REF Agreement”) with AGS Capital Group, LLC (“AGS”), pursuant to which AGS committed to purchase, from time to time over a period of two years, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) for cash consideration up to $10 million, subject to certain conditions and limitations.  In connection with the REF Agreement, the Company also entered into a registration rights agreement with AGS, dated June 17, 2010 (the “RRA Agreement”).

The Company is also required to pay AGS a total of $15,000 in cash, and issue to AGS 11,288,700 shares of restricted common stock and 153,779.66 shares of Series G Convertible Preferred Stock, valued at $0.60 per share.  Such convertible shares are convertible at any time after the date on which Flint’s Articles of Incorporation shall have been amended to increase the number of total authorized shares of common stock to 900,000,000 or greater, into a total of 15,377,966 shares of common stock.

The following summary of the REF Agreement and the RRA Agreement is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing. The provisions of the REF Agreement and RRA Agreement, including without limitation the representations and warranties contained therein, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Reserve Equity Financing Agreement

For a period of 24 months from the effectiveness of a registration statement filed pursuant to the RRA Agreement, the Company may, from time to time, at its discretion, and subject to certain conditions that it must satisfy, draw down funds under the REF Agreement by selling shares of its Common Stock to AGS up to an aggregate of $10 million, subject to various limitations that may reduce the total amount available to the Company. The purchase price of these shares will be between 50% and 5% of the lowest “VWAP” of the Common Stock during the pricing period (the “Pricing Period,”) which is the five consecutive trading days after the Company gives AGS a notice of an advance of funds (an “Advance”), under the REF Agreement.  The “VWAP” means, as of any date, the daily dollar volume weighted average price of the Common Stock as reported by Bloomberg, L.P. or comparable financial news service.

The amount of an Advance will automatically be reduced by a percentage for each day during the Pricing Period that the VWAP for that day does not meet or exceed 98% of the average closing price of the Common Stock for the ten trading days prior to the notice of Advance, which is referred to as the “Floor Price.”  In addition, the Advance will automatically be reduced if trading in the Common Stock is halted for any reason during the Pricing Period.

The Company’s ability to require AGS to purchase its Common Stock is subject to various conditions and limitations. The maximum amount of each Advance is equal to the greater of $250,000 or 500% of the quotient obtained by dividing the average daily trading volume for the ten days immediately preceding the notice of Advance, as reported by Bloomberg or comparable financial news service, by the VWAP.  In addition, a minimum of five calendar days must elapse between each notice of Advance.

The REF Agreement contains representations and warranties by us and AGS which are typical for transactions of this type.  AGS agreed that during the term of the REF Agreement, AGS will not enter into or execute any short sale of any shares of the Common Stock as defined in Regulation SHO promulgated under the Exchange Act.  The REF Agreement also contains a variety of covenants by us which are typical for transactions of this type.

The REF Agreement obligates the Company to indemnify AGS for certain losses resulting from a misrepresentation or breach of any representation or warranty made by us or breach of any obligation of ours. AGS also indemnifies the Company for similar matters.

Registration Rights Agreement

The shares of Common Stock that may be issued to AGS under the REF Agreement will be issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, (the “Securities Act”).  Pursuant to the registration rights agreement, the Company will file a registration statement, covering the possible resale by AGS of the shares that the Company may issue to AGS under the REF. The registration statement may cover only a portion of the total shares of the Common Stock issuable pursuant to the REF with AGS.  The Company may file subsequent registration statements covering the resale of additional shares of Common Stock issuable pursuant to the REF Agreement.  As described above, the effectiveness of the registration statement is a condition precedent to the Company’s ability to sell Common Stock to AGS under the REF Agreement. The Company intends to file the registration statement as soon as practicable after the date hereof.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

In addition, the Company is relying on an exemption from the registration requirements of the Act for the private placement of the securities we have issued under the purchase agreement pursuant to Section 4(2) of the Securities Act.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
3.1	Certificate of Designation of Series G Preferred Stock
10.1	Reserve Equity Agreement by and among Flint Telecom Group, Inc. and AGS Capital Group, LLC dated June 17, 2010.
10.2	Registration Rights Agreement by and among Flint Telecom Group, Inc. and AGS Capital Group, LLC dated June 17, 2010.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: June 23, 2010	Vincent Browne,
Chief Executive Officer